      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                 WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND

The following information supersedes and replaces any contrary information contained in the fund's Prospectus and Statement of Additional Information.

Emerging Growth and Smaller Capitalization Companies: Unseasoned Issuers. Until now, the fund's ability to invest in securities of companies with continuous operations of less than three years ("unseasoned issuers") was limited to 5% of its total assets. To allow the portfolio management team increased flexibility to invest in start-up companies, which are common in the telecommunications industry, this restriction has been removed. For a discussion of the risks of investing in unseasoned issuers, see "Risk Factors and Special
Considerations -- Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers" in the Prospectus.

Dated: June 24, 1999                                               WPIST-16-0699